EXHIBIT 99.1
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Forward-Looking Statement Tronox makes certain forward-looking statements in this presentation that are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of our management and on information currently available to our management at the time of such statements. Forward-looking statements include information concerning our possible or assumed future results or otherwise speak to future events and may be preceded by, followed by or otherwise include the words "believes," "expects," "anticipates," "intends," "estimates," "projects," "target," "budget," "goal," "plans," "objective," "outlook," "should," or similar expressions. Any statements regarding possible commerciality, development plans, capacity expansions, future production rates, future cash flows and changes in any of the foregoing are forward-looking statements. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future results or performance may differ materially from those expressed or implied in these forward-looking statements. Many of the factors that will determine these results and values are beyond our ability to control or predict. These factors include adverse changes in general economic conditions or in the markets we serve, changes in our business strategies, availability and pricing of raw materials, demand for consumer products for which our businesses supply raw materials, the financial resources of competitors, changes in laws and regulations, the ability to respond to challenges in international markets (including changes in currency exchange rates), political or economic conditions in areas where we operate, trade and regulatory matters, the ability to generate cash flows or obtain financing to fund growth and the cost of such financing, and other factors and risks discussed herein, and in our forms 10-K and 10-Q, which are available on Tronox's website at www.tronox.com. Potential investors are cautioned not to put undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this presentation. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

This presentation contains operating profit and Adjusted EBITDA, which are Non-GAAP measures that are presented because they are used by management to monitor our business. In addition, Adjusted EBITDA is a material component of the covenants that are imposed on us by the senior secured credit facility. A detailed reconciliation to the comparable GAAP financial measures can be found in the Investor Relations section of the company's website at www.tronox.com and on pages 28 and 29 of this presentation. Use of Non-GAAP Measures

Tronox Second-Quarter Operating Results ($MM) Net Sales Operating Profit Adj. EBITDA Adj. EBITDA Margin Diluted EPS from Cont. Ops. *(pro forma) $355.9 29.2 61.5 17.3% $0.21* 2006 2005 Second Quarter Ended June 30, $372.9 5.5 40.3 10.8% $(0.14)

2006 Second-Quarter Summary Increased Cost of Goods Sold Energy (natural gas) Process chemicals (chlorine, coke & caustic) Maintenance Production Problems at Savannah Increased maintenance costs Lower production volumes Net Earnings in Unconsolidated Affiliates = $4.7MM Primarily land sale in Henderson, NV

Second-Quarter Results $7.7MM Environmental Charge to Discontinued Operations Net of tax Gross addition to reserves Majority of increase subject to future reimbursement from DOE for 55% Subject to future reimbursement from Kerr-McGee for $0.50 on every dollar, after DOE reimbursement

Segment Results Pigment Sales 5.3% Increase Over 2005 Q2 Good volume growth in Asia Pacific and Europe Pigment Prices Essentially Flat Q1 to Q2 Pigment Production: 144,500 tonnes Down 4% versus Q1 Savannah production disruption Electrolytic and Other Business

Financial Highlights Cash Flows used in Operating Activities Q2 2006: $1.0MM Capital Expenditures Q2 2006 = $22MM Projected FY 2006 capital expenditures = $90MM $81MM cash $ 9MM non-cash Term loan payment = $500,000 Term loan balance = $199MM

Outlook Perspective on Quarter Strategic Plan and Project Cornerstone 2006 Outlook

Q1 to Q2 Bridge Additional Impacts Q1 2006 Actual Process Chemicals / Energy / Maint. Q2 2006 Prior Guidance Production Problems FX Q2 2006 Actual

Process Chemicals & Energy Energy Natural gas hedging Q1 = $11.46/mmbtu* Q2 = $7.41* Q3 = $7.50** Q4 = $8.79** Chlorine & Caustic Prices peaked in Q1 2006 Prices are expected to decline throughout 2006 Source: CMAI average market data Source: CMAI average market data Source: CMAI average market data *Average price realized ** Average price expectation with hedges

Q2 to Q3 Bridge Q2 2006 Actual Process Chemicals / Energy Maint. Mix Q3 2006 Prior Guidance Additional Impacts FX Q3 2006 Guidance Electrolytic Volume Chandala Shut- down

Chandala Synthetic Rutile Operation Chandala Synthetic Rutile Operation Rotary Kiln

Cornerstone History and Project Flow Benchmarking & Competitor Analysis Target Setting & Board Approval Team Formation & Planning Execution IPO Q1 Q2 Q3 Tom Adams Champion

Top Quartile Benchmarking Note: All values are 2 year averages Operating Cash Costs Capital TRX Top Quartile Net Sales 100% 100% Cash Cost of sales 75% 71% Freight 4% 4% SG&A 10% 9% Total Cash Costs Cash as % of sales 89% 84% Gap to Target $60MM

Working Capital Benchmarking Cash-to-Cash Gap to Competitors Inventories: Finished Goods, Raw Materials Receivables Improvement Target $100MM in working capital Tronox Cash-to-Cash Gap Analysis Trailing 12 Months Inventory Receivables Payables Cash-to-Cash Days +/- Peer Average Illustrative

Project Cornerstone Overview Cornerstone Targets Cash Cost: $60MM Working Capital: $100MM Maintenance Capital Spend: $20MM Land Sales: $100MM Initiative Teams Operations/Supply-Chain Excellence SG&A Productivity Quality Improvement Electrolytic Growth Environmental Spend Accelerated Land Sales Capital Spend Inventory Reduction Receivables Collection Top-Quartile Performance Profitability Cash Flow ROIC

Cornerstone Cash Cost: Operating Scope Manufacturing expenses Supply-chain costs Cost of quality Strategy: "Doing Things Differently" Process optimization and Six Sigma Lower cost, alternative materials Low-cost country / competitive sourcing Waste reduction and by-product sales Manufacturing excellence Fixed cost productivity Target: $45-50MM

Case Study: Material Substitution Identified top cost drivers: Spend Efficiencies Developed integrated process and material sourcing plan 7% lower in cost 8% better efficiencies Conducted trials for new material Completed sourcing strategy Pilot project under way On-Track for $1MM savings Status Approach: Commodity Example Blow - Over % Trials Example - Usage Baseline Trial

Cornerstone Cash Cost: SG&A Scope Outside services Discretionary spending Benefits Strategy: Complexity reduction and re-engineering Systems and processes Organizational productivity Outsourcing Processes Benefits Right-costing activities Target: $10-15MM

Case Study: IT Systems Right-Costing IT Systems & Services Select Savings Examples: Outsourcing of data center Right-sized key systems and services Cost-effective hardware platform Competitive licenses Mid-Size Chemicals Large Chemicals Tronox IT Benchmarking IT % of Revenue

Cornerstone: Working Capital Scope Finished goods inventories Raw materials and MRO inventories Receivables Strategy: "Blocking and Tackling" Inventories Sales and operations planning Consignment for MRO and raw materials Receivables Target: $100MM

Cornerstone Execution Tom Adams Champion Cash Cost Team Marty Rowland Op Costs Steve Wachnowsky Supply-Chain Greg Thomas SG&A Robert Brown Cost of Quality Kelly Green Electrolytic Paul Gutwald Cash Team Mary Mikkelson Inventories Kelly Green Receivables John Romano Capital Marty Rowland Add'l Land Sales Robert Gibney Using Structured Program Management Process: Single-point accountability Stage gate: Project plans and tracking Metrics driven: implementation, savings Resourced, prioritized and visible

Cornerstone Execution Millions of $ Implementation Timeline Implementation Timeline Millions of $ Quality, Electrolytic

Outlook Fundamentals Remain Strong Operating rates >90% Inventories at or below seasonal norms Global demand >4% Price Increases North America Europe Asia/Pacific Japan US$0.04/pound €130/tonne US$100/tonne Yen 30/kilogram July July Aug. April 1, 15, 15, 1, 2006 2006 2006 2006

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TiO2 Pigment Quality-of-life Product, no effective substitutes Unsurpassed Opacifying and Whitening Properties Paints & coatings, plastics, paper, consumer products and specialties Semi-specialty, differentiated and frequently customized customized customized customized customized customized customized customized customized 2005 TiO2 Demand By End-Use Market Coatings Plastics Paper & Specialty East 0.6 0.2 0.2 Total Market Size: $9B Paper & Specialty Plastics Coatings 60% 20% 20%

Company Overview Began TiO2 operations 40 years ago IPO on Nov. 22, 2005 Tronox traded on NYSE under "TRX" and "TRX.B" Leading supplier of TiO2 utilizing chloride and sulfate technologies #3 global producer; #2 via proprietary chloride process Gross production capacity of 624,000 metric tons Strong market position in $9 billion market 2005 net sales = $1.36 billion Global footprint, with strategically located operations Five TiO2 facilities serving > 1,100 customers in over 100 countries

Americas Europe Asia-Pacific Huntsman Kronos Others East 0.48 0.31 0.21 0.11 0.11 0.28 DuPont Lyondell Tronox Huntsman Kronos Others East 0.23 0.14 0.13 0.11 0.11 0.28 Global Producer / Strong Leadership Position Highly concentrated industry - top 5 producers account for ~70% of global production #3 global producer; #2 using higher-growth chloride-process technology Leading supplier to global customers in multiple regions of the world Capitalizing on strong growth in Asia-Pacific, particularly China and India Strategically located facilities in North America, Europe, Asia-Pacific 2005 Global Market Share Global Industry Capacity = 4.6 MM tonnes 2005 Tronox Sales by Geography 23% 14% 13% 11% 11% 28% 48% 31% 21% Source: Company filings and internal estimates

Location M Tonnes Hamilton 225 Savannah 110 Kwinana 110 Botlek 72 Uerdingen (Sulfate) 107 Global Capacity 624 Global TiO2 Manufacturing Operations Strategically located plants effectively serve global markets Experienced operational management and plant-level leadership 1998 1999 2000 2001 2002 2003 2004 East 442 455 498 472 516 540 580 Summary Historical Production (1) Nameplate Capacity (1) (1) Reflects 100% of the production capacity of the Kwinana pigment plant, which is 50% owned by us and 50% by our joint venture partner.

Integrated Western Australia Operations Integrated Western Australia Operations